Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Amended and Restated Supplement dated June 3, 2016 to the

GMO Trust Multi-Class Prospectus, dated June 30, 2015

This supplement amends and restates the supplement dated February 3, 2016 to the GMO Trust Multi-Class Prospectus, dated June 30, 2015. The text of the supplement dated February 3, 2016 begins on page 5.

Asset Allocation and Developed Fixed Income Teams

Ben Inker and Sam Wilderman serve as Co-Heads of the Asset Allocation and Developed Fixed Income Teams of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). As part of a transition plan, Mr. Wilderman will be reducing his involvement in the day-to-day management of the Funds managed by GMO’s Asset Allocation and Developed Fixed Income Teams (set forth below) over the coming months through December 31, 2016, after which he will no longer serve as Co-Head of the Asset Allocation and Developed Fixed Income Teams or be involved in the portfolio management of the Funds for which the Asset Allocation and Developed Fixed Income Teams have primary responsibility (set forth below). In addition, effective July 1, 2016, the Asset Allocation Team will no longer exercise high-level investment oversight over the Funds managed by the Global Equity Team (set forth below), except for GMO Developed World Stock Fund and GMO Tax-Managed International Equities Fund.

Global Equity Team

Effective July 1, 2016, David Cowan and Chris Fortson will no longer be involved in the portfolio management of the Funds managed by the Global Equity Team (set forth below), and Neil Constable will serve as the sole Head of GMO’s Global Equity Team.

Management of the Trust

Effective as of July 1, 2016 (except as otherwise noted), the tables on pages 163-165 of the Prospectus that identify the different Investment Teams of GMO primarily responsible for managing the portfolios of different Funds and the Senior Member(s) of GMO’s Investment Teams who are primarily responsible for providing portfolio management services to the Funds, are replaced with the following:

Investment Team	Primary Responsibilities
Asset Allocation	Asset Allocation Funds, Alpha Only Fund, Implementation Fund, and Special Opportunities Fund High-level investment oversight: Developed World Stock Fund and Tax-Managed International Equities Fund

Global Equity	Developed World Stock Fund, Tax-Managed International Equities Fund, International Equity Fund, International Large/Mid Cap Equity Fund, U.S. Equity Allocation Fund, and Risk Premium Fund

Focused Equity	Quality Fund and Resources Fund

International Active	Foreign Fund, International Small Companies Fund and Foreign Small Companies Fund

Emerging Markets Equity	Emerging Markets Fund, Emerging Countries Fund, Emerging Domestic Opportunities Fund, and Taiwan Fund

Developed Fixed Income	Bond Funds (except Emerging Country Debt Fund)

Emerging Country Debt	Emerging Country Debt Fund

Funds	Senior Member	Title; Business Experience During Past 5 Years
Asset Allocation Funds,[1] Alpha Only Fund, and Implementation Fund[1] High-level investment oversight: Developed World Stock Fund and Tax-Managed International Equities Fund	Ben Inker

Co-Head, Asset Allocation Team and Co-Head, Developed Fixed Income Team, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996 and of GMO’s developed fixed income portfolios since November 2014.

	Sam Wilderman[3]	Co-Head, Asset Allocation Team and Co-Head, Developed Fixed Income Team, GMO. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since September 2012 and of GMO’s developed fixed income portfolios since November 2014. Previously, Mr. Wilderman was Co-Head of GMO’s Global Equity Team from 2009 to September 2012.

Special Opportunities Fund	Ben Inker	See above.
	Sam Wilderman[3]	See above.
	Chris Hudson	Portfolio Manager, Asset Allocation Team, GMO. Mr. Hudson has been responsible for overseeing the portfolio management of certain of GMO’s asset allocation portfolios since 2009.

Developed World Stock Fund, Tax-Managed International Equities Fund, International Equity Fund, International Large/Mid Cap Equity Fund, U.S. Equity Allocation Fund, and Risk Premium Fund	Neil Constable	Head, Global Equity Team, GMO. Dr. Constable has been responsible for providing portfolio management and research services to GMO’s global equity portfolios since 2006.

Quality Fund	Thomas Hancock

Head, Focused Equity Team, GMO. Dr. Hancock was responsible for overseeing the portfolio management of GMO’s international developed market and global equity portfolios beginning in 1998 and was Co-Head of the Global Equity Team from 2009 to September 2015.

	Anthony Hene	Portfolio Manager, Focused Equity Team, GMO. Mr. Hene has been in this role since September 2015. Mr. Hene has been responsible for providing portfolio management and research services for this and other global equity portfolios at GMO since 1995.

Resources Fund	Thomas Hancock	See above.
	Lucas White	Portfolio Manager, Focused Equity Team, GMO. Mr. White has been responsible for providing portfolio management and research services for this and GMO’s other Focused Equity portfolios since September 2015. Mr. White previously served in other capacities at GMO, including providing portfolio management for the GMO Quality Strategy, since joining GMO in 2006.

Funds	Senior Member	Title; Business Experience During Past 5 Years
Foreign Fund Foreign Small Companies Fund and International Small Companies Fund	Drew Spangler	Head, International Active Team, GMO. Mr. Spangler has been responsible for overseeing the portfolio management of GMO’s international active equity portfolios since May 2011. Previously, Mr. Spangler provided portfolio and research services to GMO’s international active equity portfolios since 1994.

Emerging Markets Fund Emerging Countries Fund and Taiwan Fund	Arjun Divecha	Head, Emerging Markets Equity Team, GMO. Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993.

Amit Bhartia

Portfolio Manager, Emerging Markets Equity Team, GMO Singapore. Mr. Bhartia has been responsible for providing portfolio management and research services to this and GMO’s other emerging markets equity portfolios since 1995 and has overseen the portfolio management of GMO’s emerging domestic opportunity equity portfolios since 2011.

	Warren Chiang	Portfolio Manager, Emerging Markets Equity Team, GMO. Mr. Chiang has been responsible for overseeing the portfolio management of these emerging markets equity portfolios since June 2015. Previously, Mr. Chiang was Managing Director, Head of Active Equity Strategies at Mellon Capital Management.

Emerging Domestic Opportunities Fund	Arjun Divecha	See above.

	Amit Bhartia	See above.

Bond Funds (except Debt Opportunities Fund and Emerging Country Debt Fund)	Ben Inker	See above.
	Sam Wilderman[3]	See above.
Jason Hotra[4]

Portfolio Manager, Developed Fixed Income Team, GMO. Mr. Hotra has been responsible for providing portfolio management services to GMO’s developed fixed income portfolios since June 2016. Previously, Mr. Hotra was a portfolio manager at Convexity Capital Management.

	Greg Jones	Portfolio Manager, Developed Fixed Income Team, GMO. Dr. Jones has been responsible for providing portfolio management and research services to GMO’s developed fixed income portfolios since 2008.

Debt Opportunities Fund	Ben Inker	See above.
	Sam Wilderman[3]	See above.
	Joe Auth	Portfolio Manager, Developed Fixed Income Team, GMO. Mr. Auth has been responsible for providing portfolio management services to GMO’s structured credit portfolios since 2014. Previously, Mr. Auth was a portfolio manager at Harvard Management Company.

Emerging Country Debt Fund[2]	Thomas Cooper	Co-Head, Emerging Country Debt Team, GMO. Mr. Cooper has been responsible for overseeing the portfolio management of GMO’s emerging country debt portfolios since 1994.
	Tina Vandersteel	Co-Head, Emerging Country Debt Team, GMO. Ms. Vandersteel has been in this role since October 2015. Ms. Vandersteel has been responsible for providing research and portfolio management services for this and other emerging debt portfolios at GMO since 2004.

[1]	For Benchmark-Free Fund and Implementation Fund, allocations among asset classes are made by the Asset Allocation Team and specific security selections are made primarily by other Investment Teams in collaboration with the Asset Allocation Team. For example, the Global Equity Team selects equity securities within Implementation Fund.
[2]	Following Mr. Cooper’s retirement on September 30, 2016, Ms. Vandersteel will be the sole Senior Member and Head of the Emerging Country Debt Team.
[3]	Effective January 1, 2017, Mr. Wilderman will no longer serve as the Co-Head of the Asset Allocation and Developed Fixed Income Teams or be involved in the portfolio management of the Funds.
[4]	Effective June 1, 2016, Jason Hotra serves as a portfolio manager of the Funds.

In addition, the “Investment Team,” the individual(s) identified as “Senior Members,” and the Senior Members’ titles in the “Management of the Fund” section of each Fund’s Fund Summary in the Prospectus are amended to reflect the foregoing.

Prior Amendments from the Supplement Dated February 3, 2016

GMO Emerging Country Debt Fund

Thomas Cooper and Tina Vandersteel serve as Senior Members and Co-Heads of the Emerging Country Debt Team of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), investment adviser to GMO Emerging Country Debt Fund (“ECDF”).

As part of a transition plan, Mr. Cooper will be reducing his involvement in the day-to-day management of ECDF over the coming months. Mr. Cooper will remain involved in the management of ECDF’s portfolio through his retirement on September 30, 2016. Thereafter, Ms. Vandersteel will be the sole Senior Member and Head of the Emerging Country Debt Team. All references to the “Senior Members” of the Emerging Country Debt Team in the Prospectus are amended, and a footnote to the table above under “Management of the Trust” has been added, to reflect the foregoing.

Effective February 1, 2016, ECDF charges a purchase premium of 0.75% of the amount invested and a redemption fee of 0.75% of the amount redeemed. The section captioned “Shareholder fees” on page 100 of the Prospectus is replaced with the following:

Shareholder fees

(fees paid directly from your investment)

	Class III	Class IV
Purchase premium (as a percentage of amount invested)	0.75%	0.75%
Redemption fee (as a percentage of amount redeemed)	0.75%	0.75%

In addition, the section captioned “Example” on page 100 is replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class III	$210	$340	$482	$897	$132	$255	$390	$782

Class IV	$205	$324	$455	$837	$127	$239	$363	$722

GMO Benchmark-Free Bond Fund

The Board of Trustees of GMO Trust (the “Board”) approved the liquidation and termination of GMO Benchmark-Free Bond Fund (“BFBF”). BFBF was liquidated on December 16, 2015. All references to BFBF in the Prospectus are amended to reflect the foregoing.

GMO International Bond Fund

The Board approved the liquidation and termination of GMO International Bond Fund (“IBF”). IBF was liquidated on September 30, 2015. All references to IBF in the Prospectus are amended to reflect the foregoing.

GMO Benchmark-Free Fund

Effective as of September 30, 2015 (the “Effective Date”), rather than as discussed in the Prospectus and Statement of Additional Information, GMO Benchmark-Free Fund (“BFF”) intends to make direct investments and intends to gain exposures through a wholly-owned Bermuda subsidiary. As a result of these changes, BFF will be exposed directly to the risks to which it would otherwise have been exposed indirectly. BFF will not invest in GMO GAAR Implementation Fund (“GIF”) and therefore all references in the Prospectus to BFF’s investments through GIF are amended to reflect the foregoing.

Fees and Expenses

Effective as of the Effective Date, footnote 2 to the table captioned “Annual Fund operating expenses” on page 117 of the Prospectus is replaced with the following:

[2]	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees, and the Fund’s direct non-emerging market custody expenses. This reimbursement will continue through at least June 30, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

In connection with the foregoing, effective as of the Effective Date, the following sentence is added to the end of the second paragraph of the sub-section captioned “Expense Reimbursement” on page 166 of the Prospectus: “In the case of Benchmark-Free Fund, ‘Specified Operating Expenses’ does not include the Fund’s direct custody expenses from emerging markets.”

Description of Principal Risks

In the sub-section captioned “Management and Operational Risk” on pages 160-161 of the Prospectus, the second paragraph is replaced with the following:

As described in the Fund summaries, for some Funds, GMO uses quantitative analyses and models as part of its investment process. GMO’s models support portfolio decisions but are not necessarily predictive of future market events. These analyses and models also make simplifying assumptions that may limit their effectiveness. The data available and utilized for analysis or manipulation by the models is subject to limitations (e.g. inaccuracies, staleness). Any of those assumptions and/or limitations could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment may be wrong.

GMO relies more heavily on quantitative models in making investment decisions for GMO SGM Major Markets Fund, a GMO Fund not offered by this Prospectus. The usefulness of those models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that may include bugs or viruses, and by the retrieval of imperfect data for processing by the model. These aspects are present in the ordinary course of business and are more likely to occur at times of rapidly changing models. Any of these aspects could adversely affect GMO SGM Major Markets Fund’s performance.

In addition, the description of “Management and Operational Risk” included in the “Principal risks of investing in the Fund” section of each Fund’s Fund Summary in the Prospectus is amended to reflect the foregoing.

In addition, the sub-section captioned “Additional Information” on page 166 of the Prospectus is amended to include the following:

The Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration”), provides that shareholders shall not have the right to bring or enforce certain types of claims except as provided in the Trust’s by-laws or expressly provided by law and not permitted to be waived. The Trust’s Amended and Restated By-Laws (the “By-Laws”) provide that no shareholder shall have the right to bring or maintain any court action or other proceeding asserting a derivative claim (as defined in the By-Laws) without first making a written demand on the Trustees, and that any decision by the Trustees in such matters is binding on all shareholders. The By-Laws further provide that the laws of Massachusetts shall govern the operations of the Trust and that, absent the consent of all parties, the sole and exclusive forum for many types of claims involving the Trust shall be the federal courts sitting within the City of Boston or the Business Litigation Session of the Massachusetts Superior Court. Please see the SAI for additional information regarding the provisions of the Declaration and By-Laws. Copies of the Trust’s Declaration and By-Laws, as amended from time to time, have been filed with the SEC as exhibits to the Trust’s registration statement, and are available on the EDGAR database on the SEC’s website at www.sec.gov.

Determination of Net Asset Value

The bullet point on page 167 that describes how the value of the Funds’ investments in fixed income securities is generally determined is replaced with the following:

Fixed income securities (includes bonds, loans, loan participations, asset-backed securities, and other structured notes):

•	Most recent price supplied by a single pricing source chosen by GMO (if a reliable updated price for a fixed income security is not available by the time that a Fund calculates its NAV on any business day, the Fund will generally use the most recent reliable price to value that security)

Note: Reliable prices, including reliable quoted prices, may not always be available. When they are not available, the Funds may use alternative valuation methodologies (e.g., valuing the relevant assets at “fair value” as described below).

In addition, the following is added as a new paragraph immediately following the paragraph beginning “‘Quoted price’ typically means the bid price for securities held long and the ask price for securities sold short.” on page 167 of the Prospectus:

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

Distributions and Taxes

The nineteenth bullet, which appears on page 179 of the Prospectus, is replaced with the following:

•	In general, in order to qualify as a RIC, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). Each of Benchmark-Free Fund, Implementation Fund, and Special Opportunities Fund generally should be entitled to treat income that it recognizes from its respective investments in a wholly-owned foreign subsidiary as qualifying income. There is a risk, however, that the IRS could determine that some or all of the gross income derived from investments in one or more of these foreign subsidiaries is not qualifying income, which might adversely affect a Fund’s ability to qualify as a RIC under the Code.

In addition, the twenty-first bullet, which appears on page 180 of the Prospectus, is replaced with the following:

•

It is possible that withholding taxes will apply to certain categories of the U.S.-source income of the wholly-owned foreign subsidiaries of Benchmark-Free Fund, Implementation Fund, and Special Opportunities Fund (each, a “parent fund”). It is expected that: (i) all the net income and gain from the investments of each such foreign subsidiary will be includible in its parent fund’s net investment income at the end of such subsidiary’s taxable year as so-called “subpart F income”; and (ii) all such subpart F income will be treated as ordinary income in the hands of the subsidiary’s parent fund. A subsidiary’s distributions to its parent fund, including in redemption of subsidiary shares, are generally tax-free to the extent of the subsidiary’s subpart F income previously included in its parent fund’s income. Each such subsidiary may be required to liquidate investments at disadvantageous times to generate cash needed to make such distributions to its parent fund. Net losses a subsidiary recognizes during a taxable year will not flow through to its parent fund to offset income or gain generated by the parent fund’s other investments, or carry forward to subsequent taxable years; this will limit the benefit from those losses.

Investment in Other GMO Funds

The Board has approved the name change of “GMO Systematic Global Macro Opportunity Fund” to “GMO SGM Major Markets Fund” effective December 1, 2015. All references to the Fund in the Prospectus are amended to reflect the foregoing.

In addition, the first six paragraphs in the description of the Fund beginning on page 218 of the Prospectus are replaced with the following:

GMO SGM Major Markets Fund. GMO SGM Major Markets Fund (“SGM”), a series of the Trust, is not offered by this Prospectus. SGM is managed by GMO.

SGM pays an investment management fee to GMO at the annual rate of 0.85% of SGM’s average daily net assets for each class of shares. SGM offers Class III, Class IV and Class VI shares, which pay shareholder service fees to GMO at the annual rate of 0.15%, 0.10% and 0.055%, respectively, of the class’s average daily net assets. GMO (and not SGM) will pay a sub-advisory fee to GMO Singapore for services provided to SGM pursuant to a sub-advisory agreement at a rate equal to 5% of the management fees received by GMO under SGM’s investment management contract, net of any fee waiver or expense reimbursement obligations of GMO as may be in effect.

SGM’s investment objective is long-term total return.

SGM typically invests in a range of global equity, bond, currency, and commodity markets using exchange-traded futures and forward non-U.S. exchange contracts, as well as making other investments. SGM seeks to take advantage of GMO’s proprietary investment models for global tactical asset allocation and equity, bond, currency, and commodity market selection.

SGM normally invests assets not held as margin for futures or forward transactions or paid as option premiums in cash directly (i.e., Treasury Bills) or money market funds. SGM also may invest in U.S. and non-U.S. fixed income securities of any credit quality, maturity or duration and in shares of other GMO Funds, including U.S. Treasury Fund.

GMO’s models for this systematic process are based on the following strategies:

•	Value-Based Strategies. Value factors compare the price of an asset class or market to an economic fundamental value. Generally, value strategies include yield analysis and mean reversion analysis.

•	Sentiment-Based Strategies. Generally, sentiment-based strategies assess factors such as risk aversion, analyst behavior, and momentum.

In implementing SGM’s investment strategy, GMO seeks to take risk positions that, in GMO’s view, are proportionate to the return opportunities. As a result, during time periods when GMO believes the return opportunities are low relative to the risks involved, SGM may take less risk (or no risk) relative to SGM’s benchmark.